SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement ☒ Definitive Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DUPREE MUTUAL FUNDS
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DUPREE MUTUAL FUNDS

  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  October 30, 2001

September 14, 2001

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), will be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, Kentucky 40507-1636, on Tuesday, October 30, 2001 at 10:00 A. M., Lexington time, for the following purposes:

1.	Election of Trustees
2.	Ratification or rejection of independent certified public accountants
3.	Ratification or rejection to amend the fundamental investment restrictions for the Intermediate Government Bond Series to invest in money market mutual funds
4.	Other business

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Radisson Plaza Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered or mailed to shareholders on September 21, 2001.

MICHELLE M. DRAGOO
Secretary

125 South Mill Street
Lexington, Kentucky 40507

  YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

DUPREE MUTUAL FUNDS
Annual Meeting of Shareholders
October 30, 2001

  PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 30, 2001 and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted:

1.	for the nominees of the Board of Trustees of the Trust in the election of Trustees, and
2.	in favor of the ratification of the selection of independent certified public accountants for the Trust and
INTERMEDIATE GOVERNMENT BOND SERIES ONLY:
3.	in favor of amendment of the series' fundamental investment restrictions to allow investment in money market mutual funds.

	1. ELECTION OF TRUSTEES	2. RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. RATIFY OR REJECT AMENDMENT TO INVESTMENT RESTRICTIONS

Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	NO VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	NO VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	VOTE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

As of September 14, 2001, there were 85,382,671.123 shares of beneficial interest of the Trust outstanding, being comprised of:

145,245.351	shares of Alabama Tax-Free Income Series
64,696,322.398	shares of Kentucky Tax-Free Income Series
11,403,802.297	shares of Kentucky Tax-Free Short-to-Medium Series
79,574.439	shares of Mississippi Tax-Free Income Series
2,588,234.037	shares of North Carolina Tax-Free Income Series
512,911.961	shares of North Carolina Tax-Free Short-to-Medium Series,
4,192,440.821	shares of Tennessee Tax-Free Income Series
642,212.655	shares of Tennessee Tax-Free Short-to-Medium Series, and
1,121,927.164	shares of Intermediate Government Bond Series

all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series or the North Carolina Tax-Free Income Series.

As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

Name(s) of Share Owners	Amount of Beneficial Ownership	Percent of Shares Held

Alabama Tax-Free Income Series
James P. Walker	27,927.180	19.23%
Harold R. Miller	22,276.670	15.34%
Charles E. Wright	17,986.220	12.38%
James C. Ashburn	10,963.150	7.55%
Joel G. Hicks	9,273.120	6.38%
Robert O. Rausch	7,450.880	5.13%
KY Tax-Free Short-to-Medium Series
P. M. King	657,884.860	5.77%
CEBANTCO	574,947.000	5.04%
Mississippi Tax-Free Income Series
Clifton B. Marlin	9,920.670	12.47%
Roy B. Fulton	9,798.190	12.31%
Thomas E. Drake	8,294.600	10.42%
Bobby Raines	7,926.870	9.96%
Leahmon P. McElveen	6,074.920	7.63%
J.J.B. Hilliard, W.L.L. Lyons	4,980.860	6.26%
John D. Burk	4,832.770	6.07%
NC Tax-Free Short-to-Medium Series
Rac Mac Family	38,813.660	7.57%
Terry L. Lee	34,050.080	6.64%
Larry Williams	26,373.500	5.14%
TN Tax-Free Income Series
Memphis Commerce Square	515,533.730	12.30%
TN Tax-Free Short-to-Medium Series
Memphis Commerce Square	72,429.690	11.29%
National Financial	35,139.530	5.47%
Gail S. Mays	33,136.150	5.16%
Intermediate Government Bond Series
Shield-Ayres Foundation	93,643.670	8.35%

As of that date, the Trustees and Officers of the Trust, as a group beneficially owned, directly or indirectly 3,306,465.870 shares representing approximately 3.87% of the outstanding shares.

A copy of the annual report of Dupree Mutual Funds for the fiscal year ended June 30, 2001, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 14, 2001, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the annual report may be obtained by shareholders free of charge by contacting the Trust at P.O. Box 1149, Lexington, KY 40588-1149 or calling 800 866 0614.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees and in favor of selection of Ernst & Young LLP to serve as independent certified public accountants and in favor of amending the fundamental investment restrictions to allow investment in money market mutual funds. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 14, 2001.

1. ELECTION OF TRUSTEES
The Trust's Board of Trustees has nominated the six (6) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are members of the present Board of Trustees of the Trust. A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Name, Address and Age of Nominee	Principal Occupations(1)	Shares Beneficially Owned Directly or Indirectly, as of September 14, 2001

THOMAS P. DUPREE, SR.* 125 South Mill Street Lexington, KY 40507 Age: 71	Chairman of the Board of Dupree & Company, Inc. (President until 1996) Director, Office Suites Plus	104,006.988 .12%

WILLIAM T. GRIGGS II* 125 South Mill Street Lexington, KY 40507 Age: 50	President, Dupree & Company, Inc. (Vice President until 1996)	801.406 .00%

LUCY A. BREATHITT 1703 Fairway Drive Lexington, KY 40502 Age: 64	Alexander Farms, farming; KY Horse Park Foundation Board; KY Horse Park Museum Board.	175,190.030 .21%

Name, Address and Age of Nominee	Principal Occupations(1)	Shares Beneficially Owned Directly or Indirectly, as of September 14, 2001

WILLIAM A. COMBS, JR. 111 Woodland Avenue, #510 Lexington, KY 40502 Age: 61

Secretary, Treasurer, Director, Dana Motor Company, Cincinnati, OH; Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY; Secretary, Treasurer, Director, Ellerslie Reality, Inc., Lexington, KY; Partner, Forkland Development Company, Lexington, KY; Partner, Lexland, Lexington, KY; Director, First Security Bank, Lexington, KY

424,998.564 .50%

J. WILLIAM HOWERTON 3954 Primrose Place Paducah, KY 42001 Age: 70	Judge (retired November 1996) KY Court of Appeals; Lifetime Trustee Paducah Junior College; Vice Chairman Paducah McCraken Co. Joint Sewer Agency; Self-Employed Mediator, Arbitrator and Special Judge.	2,598,722.318 3.04%

WILLIAM S. PATTERSON 367 West Short Street Lexington, KY 40507 Age: 69	President, CEO, Cumberland Surety Co., Lexington, KY; President, Patterson & Co., Frankfort, KY (real estate development thoroughbred horse-breeding, farming).	-0- .00%

*	Thomas P. Dupree, Sr. and William T. Griggs II are "interested persons" of the Trust's Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc. Dupree & Company, Inc. also serves as the Trust's Transfer Agent. The other nominees are the non-interested Trustees of the Trust. For the fiscal year ended June 30, 2001 the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $3,177,227.

(1)	Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

Pension or
Name of Person,	Aggregate	Retirement	Estimated Annual	Total Compensation
Position	Compensation	Benefits Accrued	Benefits Upon	From Trust and
	From Trust	As Part of Trust	Retirement	Trust Complex
		Expenses		Paid to Trustees

Thomas P. Dupree, Sr.	-0-	None - No Pension	None	-0-
President		or Retirement Plan
Trustee

William A. Combs, Jr.	$14,000	None - No Pension	None	$14,000
Chairman		or Retirement Plan
Trustee

Lucy A. Breathitt	$14,000	None - No Pension	None	$14,000
Trustee		or Retirement Plan

J. William Howerton	$14,000	None - No Pension	None	$14,000
Trustee		or Retirement Plan

Pension or
Name of Person,	Aggregate	Retirement	Estimated Annual	Total Compensation
Position	Compensation	Benefits Accrued	Benefits Upon	From Trust and
	From Trust	As Part of Trust	Retirement	Trust Complex
		Expenses		Paid to Trustees

William S. Patterson	$14,000	None-No Pension	None	$14,000
Trustee		or Retirement Plan

Michelle M. Dragoo Secretary, Treasurer since 1999, Vice President since 1997, Assistant Vice President 1992-1996	-0-	None- No Pension or Retirement Plan	None	-0-

Alison L. Arnold Assistant Vice President	-0-	None - No Pensionor Retirement Plan	None	-0-

The Board of Trustees has authorized the payment of a fee of $14,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2002, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee comprised of the four non-interested trustees, but does not have an executive committee or a nominating committee. The audit committee met once during the fiscal year ended June 30, 2001, with all members in attendance. All nominees attended at least 75% of the four meetings of the Board of Trustees during the fiscal year ended June 30, 2001.

At the October 25, 2000 Annual Meeting of Shareholders 76,885,587.932 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 47,205,818.953 shares were present and voting in person or by proxy, for a percentage of 61.40%.

2.	RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2002 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2002.

The affirmative vote of a majority of the Trust's outstanding voting securities is required for ratification of the selection of Ernst & Young LLP As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and have the opportunity to make a statement.

(a)	Audit fees

For the fiscal year ended June 30, 2001 Ernst & Young LLP billed the Trust $69,900 for professional services rendered for the audit of the Trust's annual financial statements and the review of those statements included in the Trust's annual report.

(b)	Financial Information Systems Design and Implementation Fees

For the fiscal year ended June 30, 2001 Ernst & Young LLP did not perform any systems design or implementation engagements and therefore did not bill the Trust for such services.

(c)	All Other Fees
For the fiscal year ended June 30, 2001 the Trust incurred fees from Ernst & Young LLP of $14,600 for non audit services including preparation of federal and state income tax returns.
(d)	Other Information
The Board of Trustees has an Audit Committee comprised of the independent or non-interested Trustees of the Trust. The Audit Committee meets separately with the independent accountants and determines those areas for which it seeks independent reviews of the Trust's activities in addition to the annual audit. The Audit Committee does not consider such services to be incompatible with maintaining the principal accountant's independence.

For the fiscal year ended June 30, 2001 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to audit the Trust's financial statements.

3.	FUNDAMENTAL INVESTMENT RESTRICTIONS OF INTERMEDIATE GOVERNMENT BOND SERIES TO PERMIT INVESTMENT IN MONEY MARKET MUTUAL FUNDS

Shareholders of the Intermediate Government Bond Series will be asked to vote to allow the series to invest in money market funds having investment objectives consistent with those of the Series. Since inception, the Intermediate Government Bond Series has followed the fundamental policy of not investing in other investment companies. Money Market funds are a type of investment company which maintain a uniform share price, but with variation in yield.

The Intermediate Government Bond Series has an investment objective of obtaining the highest level of current income without undue risk to principal derived from securities of the U.S. Government and its agencies.

Investment by the Intermediate Government Bond Series in money market funds would be consistent with that series investment objective so long as the money market fund invested in securities of the U.S. Government and its agencies.

From time to time it would be useful to invest in money market funds on a short-term basis. This investment may be made to keep cash invested while the portfolio managers seek longer term securities for the portfolio or for defensive purposes when the markets are unsteady or in anticipation of needed liquidity.

In recommending approval of investment by the Intermediate Government Bond Series in money market funds, the Board of Trustees considered it imperative that such investment provide the same type of income free of state and local taxation as produced by other securities in the portfolio. Investment in money market funds does mean that the Intermediate Government Bond Series will pay its proportionate fractional share of the money market funds' fees and operating expenses, in addition to the series' operating expenses, a phenomenon known as "layering".

Under current regulations of the Securities and Exchange Commission the Intermediate Government Bond Series may invest up to 5% of its net assets in a money market fund and may not own more than 3% of the money market fund in which it invests. The affirmative vote of a majority of the Trust's outstanding voting securities is required to amend the fundamental investment restrictions. As defined in the Investment Company Act of 1940, the phrase "vote of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present and represented, and (b) more than 50% of the outstanding shares.

INVESTMENT ADVISORY AGREEMENTS - ALL SERIES

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507 is the investment advisor for all series of the trust and was the original Investment Advisor from 1979-1986 of the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc. At the time that the shareholders of the former Kentucky Tax-Free Income Fund, Inc. voted to change its form of business to a business trust, Dupree & Company, Inc. created its subsidiary corporation, Dupree Investment Advisers, Inc. to become the investment advisor for the several series of the Trust which were later created. The creation of Dupree Investment Advisers, Inc. was undertaken at that time by Dupree &

Company, Inc. for business and tax reasons associated with that company. In 1997 Dupree Investment Advisers, Inc. was absorbed by its parent company, Dupree & Company, Inc.

Thomas P. Dupree, Sr., who is Chairman of the Board of Dupree & Company, Inc. and owner of 51% of the stock of Dupree & Company, Inc. (Claire Dupree, Mr. Dupree's wife is the owner of the remaining 49% of the stock of Dupree & Company, Inc.) also serves as President and a member of the Trust's Board of Trustees. William T. Griggs II is President and a Director of Dupree & Company, Inc., Mr. Griggs also serves as a Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., Dorine D. Kelly is Vice President of Dupree & Company, Inc., Alison L. Arnold is Assistant Vice President of Dupree & Company, Inc.

Each series is currently served by Dupree & Company, Inc., pursuant to agreements previously approved by shareholders of each series. The affirmative vote of a majority of the series' outstanding voting securities is required for ratification of the Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase "vote a majority of the outstanding voting securities" means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. The Investment Advisory Agreement for each series, except the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series which are dated November 1, 1999, commenced November 1, 1997 and has been continued in effect until October 31, 2001, and may be continued thereafter from year to year, if such continuation is specifically approved. The Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series are in effect until October 31, 2001 and may be continued thereafter from year to year, if such continuation is specifically approved. At least annually the proposed agreement must be specifically approved by the Trust's Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series' shares, and in either case, also by a vote of a majority of the Trust's Trustees who are not "interested persons" of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The proposed agreement is subject to termination by either party without penalty on 60 days written notice to the other, and it terminates automatically in the event of assignment.

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each series' assets in a manner consistent with the series' investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series' office needs, maintains each series' books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series' shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust's institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

Under each agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Each agreement permits the Investment Adviser to voluntarily reimburse any series. The Trust currently sells to Kentucky, Indiana, Florida, Tennessee, Texas, Alabama, Mississippi and North Carolina residents. Kentucky, Florida, Tennessee, Alabama, Mississippi and North Carolina do not currently impose a limitation upon investment advisory fees charged to mutual funds, but both Indiana and Texas do as follows: 1.5% of the first $30,000,000 in net assets and 1% of any additional net assets for Indiana; and 2% of the first $10,000,000 of average net assets, 1.5% of the next $20,000,000 of average net assets and 1% of the remaining average net assets for Texas.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDERS' PROPOSALS

If a shareholder wishes to present a proposal at the 2002 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust's Lexington office prior to May 18, 2002. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY

DUPREE MUTUAL FUNDS